UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

HEALTHCARE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The external advisor to Healthcare Trust, Inc. (the “Company”) is expected to use the following materials, which include materials used by the Company’s proxy solicitor, in connection with the Company’s 2018 annual meeting of stockholders.

The Healthcare Trust, Inc. ("HTI") annual meeting of stockholders will be held on May 31, 2018.

HTI stockholders of record as of March 19, 2018 will receive proxy materials related to the annual meeting over the next week.

Link to Proxy Statement

Below you will find copies of postcards HTI stockholders will receive in the next week. These are designed to create awareness about the annual meeting and encourage HTI stockholders to review the proxy materials and to vote their shares.

Also provided below for your reference is a link to the fourth quarter 2017 HTI webcast presentation and Form 10-K.

Proxy Awareness Postcards

HTI
HEALTHCARE TRUST INC
ALLEGRO
Allegro Senior Living
Jupiter, FL

Pinnacle Health
Mechanicsburg, PA

HTI

HEALTHCARE TRUST INC

We will begin Proxy Solicitation in Early April - Your Vote is Needed!

Thank you for voting in past campaigns. We ask that you vote early this year!

HOW CAN YOU VOTE STARTING IN EARLY APRIL?

BY MAIL
With Proxy Card or Voter Instruction Form

BY PHONE
Live Agent:
855-976-3323
Automated Recording:
800-690-6903

BY COMPUTER
www.proxyvote.com/AFIN

HTI
HEALTHCARE TRUST INC
Medical Pavilion
Thomas A. Dee Cancer Center
Benedictine Cancer Center
Kingston, NY

HOW CAN YOU VOTE STARTING IN EARLY APRIL?

BY MAIL
With Proxy Card or
Voter Instruction Form

BY PHONE
Live Agent:
855-973-0096
Automated Recording:
800-690-6903

BY COMPUTER
www.proxyvote.com/HTI

HTI Fourth Quarter 2017 Webcast

On Tuesday April 3rd , HTI held its fourth quarter results webcast with the executive leadership team. For your reference, please click the link below to view the presentation and 10-K Filing.

HTI Fourth Quarter Presentation

HTI Form 10-K Filing

Thank you in advance for your support and assistance in encouraging your clients to vote early this year!

Should you have any questions regarding proxy solicitation, please call our Investor Services line at 866-902-0063.

Copyright (C) 2018 AR Global Investments, LLC All rights reserved.

405 Park Avenue, New York, NY 10022 | T: 212-415-6500.

AR Global Investments, LLC | 405 Park Avenue, New York, NY 10022

Unsubscribe {recipient's email}
About our service provider
Sent by communications@ar-global.com in collaboration with

Try it free today

THIS IS A TEST EMAIL ONLY.
This email was sent by the author for the sole purpose of testing a draft message. If you believe you have received the message in error, please contact the author by replying to this message. Constant Contact takes reports of abuse very seriously. If you wish to report abuse, please forward this message to abuse@constantcontact.com.